UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 3, 2020

LMP Automotive Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-236260	82-3829328
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

601 N. State Road 7, Plantation, Florida	33317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On September 3, 2020, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”), entered into an dealership asset purchase agreement (the “DAPA”) with William B. Fuccillo, Sr., Fuccillo Affiliates of Florida, Inc. and Fuccillo Associates of Florida, Inc. (collectively, the “Sellers”), to acquire certain of the Sellers’ assets related to the ownership and operation of Kia motor vehicle dealerships located at 404 N.E. Pine Island Road, Cape Coral, Florida (the “CC Dealership”) and 202 Tamiami Trail, Port Charlotte, Florida (the “PC Dealership” and, together with the CC Dealership, the “Dealerships”). In exchange for the acquisition of such assets, the Company will pay to the Sellers an aggregate amount of approximately $36,000,000. The acquisition is subject to certain customary conditions, in addition to the approval of KIA Motors America, Inc. (the “Manufacturer”) of the Company’s operation of the Dealerships.

In connection with the DAPA, the Company also entered into a real estate contract (the “REC”) with WBF Florida Properties, LLC and WBF Florida Properties III, LLC, pursuant to which the Company agreed to acquire the real property, buildings and site improvements located at the Dealerships (the “Properties”) in exchange $33,100,000.

The DAPA and REC are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the DAPA and REC and the transactions contemplated thereby are not complete and are qualified in their entirety by the contents of the DAPA and REC, respectively.

A copy of the press release announcing the transactions contemplated by the DAPA and REC, is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Dealership Asset Purchase Agreement, dated as of September 3, 2020, by and among LMP Automotive Holdings, Inc., William B. Fuccillo, Sr., Fuccillo Affiliates of Florida, Inc. and Fuccillo Associates of Florida, Inc.
10.2	Real Estate Contract, dated as of September 3, 2020, by and among LMP Automotive Holdings, Inc., WBF Florida Properties, LLC and WBF Florida Properties III, LLC.
99.1	Press Release, dated September 3, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMP AUTOMOTIVE HOLDINGS, INC.

September 3, 2020	By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	President and Chief Executive Officer

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